Exhibit 99.1

BIOTIME

NYSE American: BTX

Corporate Presentation
April 23, 2019

Forward Looking Statements

This presentation is for informational purposes only and is not an offer to sell or a solicitation of an offer to buy any securities of BioTime, Inc. (“BioTime” or the “Company”). This presentation includes certain information obtained from trade and statistical services, third party publications, and other sources. BioTime has not independently verified such information and there can be no assurance as to its accuracy.

All statements in this presentation, other than statements of historical fact, are forward-looking statements within the meaning of federal securities laws. In some cases, you can identify forward-looking statements by terms such as “may,” ”will,” “expect,” “plan,” “anticipate,” “strategy,” “designed,” “could,” “intend,” “believe,” “estimate,” “target,” or “potential” and other similar expressions, or the negative of these terms. Forward-looking statements involve risks, uncertainties and assumptions that may cause BioTime’s actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements, including, without limitation risks and uncertainties relating to: BioTime’s ability to develop new cell product candidates on the timelines discussed; the outcome or success of clinical trials; BioTime’s ability to obtain FDA and/or foreign regulatory approval for product candidates; competition from products manufactured and sold or being developed by other companies; the price of and demand for BioTime’s products; ability to obtain and maintain intellectual property protection for BioTime’s product candidates; BioTime’s ability to access adequate capital to fund current and planned business and operations; expected synergies and benefits of the Asterias acquisition; and other risk factors described in BioTime’s most recent annual report on Form 10-K and quarterly report on Form 10-K filed with the Securities and Exchange Commission.

BioTime cautions you not to place undue reliance on any forward-looking statement. All forward-looking statements in this presentation are current only as of the date hereof and BioTime does not undertake any obligation to update any forward-looking statement to reflect new information, future developments or otherwise, except as required by law.

BioTime Overview

- BioTime is a leading cell therapy company
- Expertise is differentiating pluripotent cells into specific cell types for use as whole-cell transplants
- Three clinical-stage programs:
  - Phase 1/2 in dry macular degeneration (dry-AMD)
  - Phase 1/2 in spinal cord injury
  - Phase 1 in non-small cell lung cancer (NSCLC)
- Approximately 850 cell therapy-related patents and pending patent applications worldwide

Cell Therapy Platform Technology

Cell Therapy Platform Technology

- BioTime's cell therapy platform starts with normal, pluripotent human cells, which avoids risks from genetic modifications.
- The cells have high proliferative capacity and could produce material to treat even the largest patient populations.
- The cells have the capacity to become any human cell type, offering a broad range of potential indications.



Brown Adipose Cells
Vascular Endothelium/ Vascular Smooth Muscle
Cardiac Cells
Osteochondral Cells
Retinal Pigment Epithelial Cells
Oligodendrocytes
Dendritic Cells

Cell Therapy Platform Technology

- BioTime's cell therapy platform starts with normal, pluripotent human cells, which avoids risks from genetic modifications.
- The cells have high proliferative capacity and could produce material to treat even the largest patient populations.
- The cells have the capacity to become any human cell type, offering a broad range of potential indications.



Vascular Endothelium/
Vascular Smooth Muscle
Brown Adipose
Cells
Cardiac Cells
Osteochondral
Cells
Retinal Pigment
Epithelial Cells
Oligodendrocytes
Dendritic Cells

ONGOING CLINICAL PROGRAMS

In-House Process Development and GMP Production Capabilities

- Stem cell banking and handling
- Process development from pluripotent stem cells to differentiated cell types (i.e. retina cells, glial cells, etc.)
- Manufacturing of clinical material
- Scale-up production in bioreactors
- Clean rooms for parallel GMP runs for multiple products





Clinical-Stage Pipeline

Cell Therapy	Phase I	Phase II	Partnerships & External Funding
OpRegen® Dry Form Adult Macular Degeneration with GA (Dry AMD)			רשות החדשנות Israel Innovation Authority
OPC1 Spinal Cord Injury			CIRM CALIFORNIA'S STEM CELL AGENCY
VAC2 Non-Small Cell Lung Cancer			CANCER RESEARCH UK

Medical Aesthetics	Clinical Trial	CE Mark
Renevia® HIV Lipoatrophy		

OpRegen®

Retinal Pigment Epithelium Transplant Therapy for Dry-AMD

Age-related Macular Degeneration (AMD)

- AMD is a common eye disorder causing impaired central vision
- Leading cause of blindness in those over 60 years
- Retinal damage occurs from the build-up of acellular debris called drusen.
- Retinal pigment epithelial (RPE) cells help clear the waste material which forms drusen.
- Loss of RPE cells impairs drusen clearance and facilitates macular degeneration.



Photoreceptor damage
RPE cell death
Choroid
Drusen waste material

OpRegen® - Treating the Pathology of AMD

➢ **OpRegen is a suspension of RPE cells injected into the sub-retinal space.**

➢ **Potential Benefits of replacing RPE cells:**

- **RPE organization**
- **Drusen reduction**
- **Photoreceptor recovery**
- **Preserved or improved sight**



Photoreceptor recovery
RPE organization
Choroid
OpRegen cells

Engraftment and Survival of Human RPE Cells

- **OpRegen cells counter-stained with DAPI (red line)**
- **OpRegen cells form a sustained monolayer in multiple species**

RCS Rat
19 weeks post transplantation


anti-GFP

NOD-SCID Mouse
2 months post transplantation


anti-human Nuclei

Pig
2 months post transplantation


Human specific marker Tra-1-85

Improved Visual Acuity in RCS Rat Model

Dose-dependent rescue of vision observed with optokinetic tracking



0.6
0.5
0.4
0.3
0.2
0.1
0
Spatial Frequency (cycles per degree)
60
100
150
200
Age (Days)
Untreated/Control
Untreated-OS
BSS+
25K Cells
100K Cells
200K Cells
OpRegen-treated in red

McGill TJ, et al. Transl Vis Sci Technol. 2017; 6:17.

OpRegen® - Phase 1/2a Trial Design

PART 1 (legally blind)

Cohort 1 • 3 Patients BCVA 20/200 or less	50,000 cells
Cohort 2 • 3 Patients BCVA 20/200 or less	200,000 cells
Cohort 3 • 6 Patients BCVA 20/200 or less	100,000 cells

PART 2 (impaired vision)

Cohort 4 • 12 Patients BCVA ≥ 20/64 and ≤ 20/250	100,000 cells

Purpose: To evaluate the safety and efficacy of sub-retinally transplanted RPE cells in patients with advanced dry-form AMD with geographic atrophy (GA)

Design: Open label, non-randomized, sequential, and multi-center

Dose and Administration: Single 50ul dose of cells injected into the subretinal space

Site Locations: U.S.A. and Israel

Phase 1/2a Patient Data: Cell Engraftment

Stable engraftment of OpRegen RPE cells in a human subject

Baseline


A

Region of GA, identifiable as lighter circular area on retina

Month 4



In areas of administration, pigmentation is consistent with normal retinal appearance, suggesting successful engraftment of cells

Phase 1/2a Patient Data:
Evidence of Drusen Reduction

- Drusen build-up is observed at baseline (irregular white line)
- Reduction or change of drusen observed through month 9 in some patients

Untreated


Pre-Treatment
9 months

Treated


Pre-Treatment
9 months

Phase 1/2a Highlights

- **OpRegen® has been well-tolerated, shows signs of structural improvement in the retina, and decreases in drusen density in some patients**

- **Improvements or possible restorations of the ellipsoid zone and RPE layers have persisted.**
  - The photoreceptor layer and ellipsoid zone assumed a more regular structural appearance in areas of the transition zone where OpRegen® was administered

- **Early data from patients with earlier-stage dry-AMD with GA is encouraging**
  - Structural improvement within the retina
  - Evidence of the continued presence of the transplanted cells
  - Some improvements in visual acuity recorded

- **No unexpected adverse events or treatment-related systemic serious adverse events reported (first 15 enrolled patients)**
  - One retinal detachment (successfully repaired) was not able to be assigned as related to treatment, procedure, or to the combination

BIOTIME

Subretinal Delivery Challenges

- **Standard transvitreal techniques used to access the subretinal space involve vitreous removal (vitrectomy) and incision of the retina (retinotomy).**
- **Vitrectomy complications can include retinal tear/detachment and cataract formation.**
- **Transvitreal delivery complications can include:**
  - enlarged retinotomy at bleb;
  - efflux of the therapeutic agent (during delivery, instrument removal, or retinotomy), leading to significant dose variability; and
  - significant surgeon and patient variability


Efflux
Bleb
Enlarged retinotomy

Image used with permission from Orbit Biomedical Ltd.

Subretinal Delivery Solution

- BioTime has partnered with Orbit Biomedical to use their vitrectomy-free subretinal injection device.
- The device allows for access to the subretinal space via a suprachoroidal approach with a flexible cannula.
- A microneedle inside the cannula is advanced into the subretinal space.
- Procedure avoids creating a hole in the retina, with the goal of enabling a more stable bleb of therapeutic agent and prolonged action.
- The procedure may be done under local anesthetic


Stable bleb
(no retinotomy)
cannula

Image used with permission from Orbit Biomedical Ltd.

Significant Market Opportunity

- AMD afflicts ~11 million people in the United States[1]
- ~$6B in approved Wet-AMD therapies[2]: Lucentis® and Eylea®
- Currently, no approved therapies available for Dry-AMD



90%
Dry-AMD[2]
No Approved Therapy
>$6B[3]
10%
Wet AMD[2]

Sources: (1) Pennington and DeAngelis, Eye and Vision, 2016 3:34; (2) JM Seddon, Epidemiology of age-related macular degeneration. (AP Schachat, S Ryan eds.) Retina, 3rd ed. St. Louis, MO: Mosby; 2001;1039-50 and (3) 2016 product sales summary based on publicly reported revenue figures for Lucentis and Eylea.

OPC1

Oligodendrocyte Precursor Cell Therapy for Spinal Cord Injury

Lucas' Story



Lucas Linder was paralyzed from the neck down following a car accident.

The next year, he threw out the first pitch at a Major League Baseball game.

OPC1 Overview

- OPC1 utilizes non-patient specific oligodendrocyte progenitor cells (OPCs)
- OPCs are naturally-occurring precursors to the cells which provide electrical insulation for nerve axons in the form of a myelin sheath
- OPC1 has RMAT and Orphan Drug Designations from the FDA
- OPC1 has received significant funding from CIRM (>$14M to date)



OPC1 Injection Procedure

Myelination of axons

shiverer mouse   *shi* mouse + OPC1





Rag2$^{-/-}$ *γc*$^{-/-}$ */shi* mouse + OPC1

Secretion of neurotrophic factors

Control Media   OPC1 CM


βTubIII

Prevention of Cavitation


Control
OPC1
5 mm

OPC1 Development in Spinal Cord Injury

Pre-Clinical

28 Animal Studies

- Survives in the Spinal Cord
- Greatest Activity in Subacute Injury
- Improves Locomotor Activity
- Reduces Parenchymal Cavitation
- Migrates Up 5cm in Spinal Cord
- No Distribution Outside CNS
- Does Not Increase Mortality
- Does Not Induce Systemic Toxicity
- Does Not Produce Teratomas
- Produces Low Frequency (1-2%) Small Ectopic Tissue at Injury Site
- Not Highly Susceptible to Direct Immune Responses

Clinical

Phase 1 Thoracic Study

- 5 subjects administered 2M cells
- Long-term follow up has shown no evidence of adverse changes in any subjects treated

Phase 1/2a Cervical Study

- 25 subjects administered up to 20M cells
- Good safety profile
- Evidence of durable cell engraftment
- Promising motor recovery
- Results inform next study design

Clinical Data from OPC1 Phase 1/2a Study

Cell Engraftment

(cohorts 2-4 (95%) at 12 months, n=18; and cohort 5 (100%) at 6 months, n=4)


95% Successful Engraftment

Improved Motor Function

(cohort 2-4 at 12 months, n=18)


At Least One Level (94%)
Two or More Levels (33%)

Safety

To date, no serious adverse events (SAEs) related to the OPC1 cells (includes long-term follow up of Phase 1 safety study subjects)

OPC1 in Spinal Cord Injury (SCI)

- **SCI can create a significant burden for patients and caregivers***
  - **60% of cases result in some degree of tetraplegia and 40% with some degree of paraplegia**
  - **67% of patients are unemployed 10 years post-injury**
  - **Lifetime direct healthcare costs can reach $5 million for one patient**

- **Motor level improvements can translate into clinically significant improvements in self-care and reductions in cost of care**

- **The therapeutic goal is to restore arm, hand, and finger function, increasing independence and quality of life**



Spinal cord segments
Cervical nerves
Head and neck
Diaphragm
Deltoids, biceps
Wrist extenders
Triceps
Hand
C1
C2
C3
C4
C5
C6
C7
C8
Thoracic nerves
Chest muscles
Abdominal muscles
T1
T2
T3
T4
T5
T6
T7
T8
T9
T10
T11
T12
Lumbar nerves
Leg muscles
L1
L2
L3
L4
L5
Sacral nerves
Bowel, bladder
Sexual function
S1
S2
S3
S4
S5

(*) National SCI Statistical Center, 2019 SCI Data Sheet.

VAC2

Dendritic Cell Transplant Therapy for Cancer (NSCLC)

VAC2 Immunotherapy Program

- VAC2 uses allogeneic ("off the shelf") dendritic cells to stimulate an immune response to an antigen present in >85% of all cancers
- The LAMP signal sequence heightens the immune response through stimulation of both CD8+ cytotoxic and CD4+ helper T cell responses
- Optimal settings for dendritic cell immunotherapy include:
  - **Minimal residual disease** setting /preventing relapse (monotherapy)
  - **Combination therapy** with immune checkpoint inhibition


Peptide
T cell
MHC
TCR
DC
Signal 1
Signal 2
CD80/ 86
CD28
Signal 3
IL-12

BIOTIME

Cancer Research UK Partnership

CANCER RESEARCH UK

- **CRUK Responsibilities: Funding and Management**
  - GMP Manufacture of VAC2 Clinical Material
  - Prepare and File Regulatory Dossier
  - Conduct 24-patient Phase 1/2a trial in Patients with Advanced and Resected Non-small Cell Lung Cancer (NSCLC)

- **4 patients dosed to date**
- **Data anticipated during 2019 and 2020**

VAC2 Platform has Potential Broad Application

Approach:	Rationale:
Monotherapy in MRD Setting with High Risk of Relapse	➢ Stimulate T cell response to eliminate residual cancer cells after debulking chemotherapy, surgery, radiotherapy
Combination Therapy	➢ Stimulate endogenous T cell response to enable ICIs to work in 'immune cold' tumors
New or Additional Antigens	➢ Autologous and allogeneic DC platforms can be used to deliver any antigen(s), including neoantigen approaches

Renevia®

Cell support and delivery platform

Renevia®

- **A proprietary matrix designed to support transplanted cells**
  - Intended to mimic the extracellular matrix
  - Localizes transplanted cells at an injection site
  - Explored clinically as a volumizer to augment fat transfer procedures

- **50-patient, HIV-Associated Lipoatrophy Study**
  - Increase in hemifacial volume as measured by 3D image scan at 6 months
  - There were no device or procedural-related serious adverse events reported

- **Submitted for CE mark in Europe; response expected 2Q 2019**


Mean Incremental Hemifacial Volume
Volume (cc)
7
6
5
4
3
2
1
0
-1
Transplanted Volume
*
*
*
100% Retention
at 6-Mo
N=28
70% Retention
at 12-Mo
N=15
Renevia®
Control
* = p<0.001
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18

Financial Overview

- **Cash and cash equivalents and marketable securities** (as of 12/31/2018)
  - $30.7 million
- **Value of Equity Holdings in OncoCyte Corporation (OCX)** (based on closing stock price on 4/18/2019)
  - $60.9 million
- **Convertible promissory note due from Juvenescence** (as of 12/31/2018)
  - ~$22 million (matures in Aug 2020)
- **Common stock issued and outstanding** (as of 4/18/2019)
  - ~150 million shares
- **Market Capitalization** (as of 4/18/2019)
  - ~$187 million

Investment Highlights

- **BioTime: a leading cell therapy company**

- **Innovative and diversified pipeline with three clinical-stage programs, each transplanting whole differentiated cells for unmet medical needs:**
  - Dry AMD with GA
  - Spinal Cord Injury
  - Non Small Cell Lung Cancer

- **Recent Significant Events:**
  - Hired new Chief Executive Officer (Sep 2018) and Chief Financial Officer (Jan 2019)
  - Completed acquisition of Asterias Biotherapeutics, Inc.
  - Spun off and completed distribution of AgeX Therapeutics, Inc. (NYSE American: AGE)
  - Received $10.8M second installment payment from Juvenescence Ltd.
  - Affiliate company (NYSE American: OCX) announced positive data from R&D validation study

Select Upcoming Milestones

- Present updated results from the ongoing Phase I/IIa clinical study of OpRegen at 2019 ARVO Annual Meeting.
- Initiate dosing with the Orbit injection device and a new thaw and inject formulation in ongoing Phase I/IIa clinical study of OpRegen, anticipated Q2 2019.
- Integrate Asterias Therapeutics into BioTime and tech transfer OPC1 manufacturing to Israeli GMP manufacturing facility.
- Share next steps in the clinical development of the OPC1 program, anticipated in 2019.
- Strengthen and expand existing partnerships with California Institute for Regenerative Medicine and Cancer Research UK for the ongoing support of the development of the OPC1 and VAC2 programs.
- Complete patient enrollment in the ongoing Phase I/IIa clinical study of OpRegen, anticipated in 4Q 2019.
- Evaluate development of OPC1 as a potential treatment of multiple sclerosis and ischemic stroke through ongoing research collaborations with major universities.
- Obtain decision on CE Mark application for Renevia, expected in the second quarter of 2019.

BioTime

NYSE American: BTX